UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2011

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

New Employment Agreement with Stuart W. Epperson

On June 16, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), approved a new employment agreement with Stuart W. Epperson pursuant to which Mr. Epperson will continue to serve as the Company’s Chairman of the Board.  This new agreement became fully executed by all parties on June 22, 2011.

Mr. Epperson’s current employment agreement with HoldCo is scheduled to expire on June 30, 2011.  The term of Mr. Epperson’s new employment agreement will commence on July 1, 2011, and continue until June 30, 2012.  On July 1, 2011, Mr. Epperson’s new employment agreement will supersede and replace the employment agreement entered into by HoldCo and Mr. Epperson as of July 1, 2010.

The employment agreement provides that Mr. Epperson will receive base salary at an annual rate of $250,000 from July 1, 2011 through June 30, 2012.  Mr. Epperson will also be eligible for a merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Additional benefits under Mr. Epperson’s employment agreement include: (a) a supplemental health benefit covering 100% of the cost of the employee portion of the monthly group health care premiums for Mr. Epperson, his spouse and his dependents, (b) an automobile allowance, (c) the right to receive the death benefit on a split-dollar life insurance policy pursuant to a separate Split Dollar Life Insurance Agreement entered into by Mr. Epperson and the Company, and (d) payment by the Company for all regulatory filing fees associated with the exercise of stock options by Mr. Epperson (including full reimbursement for any income or employment taxes applicable to the payment of such fees).

Mr. Epperson’s employment agreement generally provides that if Mr. Epperson’s employment is terminated as a result of a “disability” (as defined in the employment agreement), HoldCo will:  (a) pay Mr. Epperson the accrued portion of his salary and bonus through the termination date of the employment agreement, (b) pay a severance equal to 100% of Mr. Epperson’s then-current base salary for a period of 15 months without offset of any disability payments Mr. Epperson may receive, and (c) as of the termination date, accelerate 100% of the vesting of any then unvested or time-vested stock options previously granted to Mr. Epperson by the Company.

If Mr. Epperson’s employment is terminated without “cause” (as defined in the employment agreement), HoldCo will: (a) pay Mr. Epperson as severance an amount equal to his then base salary for six months or the remainder of the term of the employment agreement, whichever period is longer, and (b) if Mr. Epperson dies prior to the expiration of the term, pay his estate an amount equal to the accrued portion of any salary or bonus for Mr. Epperson through the termination date as well as continued coverage under the Company’s benefit plans or programs for a period of twelve months from the termination date.

Mr. Epperson’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with David A.R. Evans

On June 16, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), also approved a new employment agreement with David A.R. Evans pursuant to which Mr. Evans will continue to serve as the Company’s Division President – Interactive, New Business Development.  This new agreement became fully executed by all parties on June 20, 2011.

Mr. Evans’ current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Evans’ employment will expire on September 14, 2011.  Mr. Evan’s new employment agreement is also an “at-will” agreement that will become effective as of September 15, 2011 and will supersede and replace the employment agreement entered into by HoldCo and Mr. Evans as of September 15, 2008.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Evans’ base salary compensation schedule will be paid as follows: (a) at an annual rate of $430,000 effective as of September 15, 2011, (b) at an annual rate of $445,000 effective as of September 15, 2012, and (c) at an annual rate of $460,000 effective as of September 15, 2013.

In addition to his annual base salary, Mr. Evans will be eligible for a $10,000 quarterly incentive bonus for: (a) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “Revenue Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management, and (b) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “EBITDA Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management.  Mr. Evans will also be eligible for a merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Mr. Evans’ employment agreement generally provides that if: (a) his employment is terminated without “cause” (as defined in the employment agreement), or (b) if HoldCo fails to offer Mr. Evans a new employment agreement at the expiration of the compensation schedule set forth in his new employment agreement as of September 14, 2014, which contains terms generally consistent with those contained in Mr. Evans’ September 15, 2011 employment agreement, HoldCo will pay Mr. Evans as severance an amount equal to his then base salary for six months.

Additional benefits under Mr. Evans’ employment agreement include reimbursement from Employer for an amount up to a maximum of $3,500 per year paid by Mr. Evans for life insurance on his life.

Mr. Evans’ new employment agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01(d)     Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Employment Agreement with Stuart W. Epperson dated as of July 1, 2011
99.2	Employment Agreement with David A.R. Evans dated as of September 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: June 22, 2011	By: /s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement with Stuart W. Epperson dated as of July 1, 2011
99.2	Employment Agreement with David A.R. Evans dated as of September 15, 2011